TEAMSTAFF®

TEAMSTAFF Rx
THE STAFFING SOLUTION

RS Staffing Services, Inc.

dsi
payroll services
Built for the trades.

Annual Shareholders Meeting
September 15, 2005

NASDAQ: TSTF

Nursing Innovations sm

A Division of TeamStaff Rx ®

CONFIDENTIAL

1

  TeamStaff Board of Directors

Chairman, T. Stephen Johnson

Vice-Chairman, Karl W. Dieckmann

Directors

Ron Aldrich

Peter Black

Martin J. Delaney

Ben Dyer

Rocco J. Marano

T. Kent Smith

CONFIDENTIAL

2

  TeamStaff Management

T. Kent Smith, President and CEO

Rick Filippelli, Vice President and CFO

Greg Haygood, Chief Technology Officer

James D. Houston, Vice President, General Counsel and Secretary

Peter Rosen, Vice President, Human Resources

Martin J. Delaney, Senior Vice-President

Timothy Nieman, Senior Vice-President

Cheryl Presuto, Controller

Kathleen Charles, General Manager, DSi Payroll Services, Inc.

Lee Booth, President, Nursing Innovations

Barry McDonald, President, TeamStaff Rx, Inc.

Roger Staggs, President, RS Staffing Services, Inc.

CONFIDENTIAL

3

  Agenda

1.

Welcome and Introductions

2.

Company Overview & Vision

3.

RS Staffing Acquisition

4.

Overview of Brands

5.

Healthcare Staffing Industry Trends

6.

The Turnaround Process

7.

Financials

8.

Summary

CONFIDENTIAL

4

  Forward-Looking Statements

This presentation contains "forward-looking statements" as defined by the Federal
Securities Laws.  TeamStaff's actual results could differ materially from those described in such forward-looking statements as a result of certain risk factors, including but not limited to: (i) regulatory and tax developments; (ii) changes in direct costs and operating expenses; (iii) the estimated costs and effectiveness of capital projects and investments in technology infrastructure; (iv) ability to effectively implement its business strategies including, but not limited to, its new business and acquisition strategy for its temporary medical staffing division, and operating efficiency initiatives; (v) the effectiveness of sales and marketing efforts, including TeamStaff’s marketing arrangements with other companies; (vi) changes in the competitive environment in the temporary staffing, permanent placement and payroll processing industries; (vii) dependence upon key personnel; and (viii) other one-time events and other important factors disclosed previously and from time to time in TeamStaff's filings with the U.S. Securities and
Exchange Commission.  These factors are described in further detail in TeamStaff’s filings with the U.S. Securities and Exchange Commission.

CONFIDENTIAL

5

TeamStaff Rx

The Staffing Solution

RS Staffing Services, Inc.

dsi

payroll services

Built for the trades.

    Overview of TeamStaff, Inc. Brands

Payroll Services:

Healthcare Staffing

Services Brands:

Nursing Innovations sm

A Division of TeamStaff Rx ®

CONFIDENTIAL

6

TEAMSTAFF.Rx THE STAFFING SOLUTION	
	TEAMSTAFF.Rx THE STAFFING SOLUTION	
	RS Staffing Services, Inc.	RS Staffing Services, Inc.

Travel

(13-week contract)

Per Diem
(daily/wkly)

Permanent

Placement

Vendor/Facilities

Management (3-5
Year Contracts)

Service Offering

Nurse

Allied Health/Pharmacy

Company Vision:  Reposition TeamStaff As A
Top Dozen ‘1-Stop Shop’ Healthcare Staffing
Provider To The Commercial & Govt. Sectors

CONFIDENTIAL

Nursing Innovations sm

A Division of TeamStaff Rx ®

Nursing Innovations sm

A Division of TeamStaff Rx ®

Nursing Innovations sm

A Division of TeamStaff Rx ®

7

The Acquisition of RS Staffing Has Doubled Our
Size, Entry Into The Growing Govt. Sector,
a Pharmacy offering, and Access To
A $7 Million Credit Line with PNC

            TeamStaff

FY04 TSTF revenue $37m

FY04 TSTF loss from continuing
operations $(1.8)m

FY05 TSTF six month loss from
continuing operations ($1.0)m

3/31/05 identified approximately
$1.0m additional overhead cuts

No significant debt

               RS Staffing

$10m stock purchase:

      -$3.25m cash+$6.75m
      note/stock/earn out

FY04 RSS revenue $41m

FY04 $0.9 million pre-tax income
including $1.2 million of non
recurring expenses

CONFIDENTIAL

8

Revenues of $27.5 million for TTM ended June 30, 2005

A Leading National Provider of Allied ‘Travel’ Health Personnel and Permanent
Placement

Focus on specialty areas that are critical for hospital—radiological techs, cardiovascular techs, ultrasound techs, radiation therapists, nuclear medicine techs, physicists, MRI techs, etc.

Currently have a database of over 12,000 allied healthcare personnel

Healthcare Personnel Are Typically Placed on 13-week Assignments

Hospitals pay for housing, car and travel

Travelers receive full benefits, e.g., healthcare, 401(k), etc.

Current Client Base Includes over 400 Healthcare Facilities

      Overview of

CONFIDENTIAL

9

Annualized Revenues of  $14 million

Voted a “Top Ten” Nurse Travel Company by Highway Hypodermics in 2004

           -Provides RN’s, LPN’s, Med Surgical, Cardiac Cath, ER and OR Nurses

              -Currently has a database of over 5,000 nurses

              -Nurses are typically placed on 13-week assignments nationally

Additionally Provides Nurse Per Diem--daily & weekly shifts, with Memphis &
New Orleans branch locations

Assets Acquired November 2004

Currently serves over 40 Healthcare Facilities

    Overview of

Nursing Innovations

A Division of TeamStaff Rx ®

CONFIDENTIAL

10

RS Staffing Services, Inc.

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
9.8
14.7
23.8
31.1
41.2
20.1
2000
2001
2002
2003
2004
1H05
Revenue in Millions

Overview of

CONFIDENTIAL

  $41 million in Revenues for FYE December 31,

    2004

  Adjusted (owner takeouts) Pre-Tax Income of

   approximately $2.0 million for FYE 2004

  Healthcare and Clerical Provided to the

   Government – VA & GSA (Government

   Services Administration)

  Government contracts are typically awarded

    for 3-5 years, helping to offset the  cyclicality

    of current healthcare staffing brands

  Provides full range of staffing- travel, per diem

    – daily & weekly shifts, permanent placement

    and facilities management via teaming partners

11

$4.5 million in Revenues for TTM ended June 30, 2005

Operating margins approximately 40%

Steady source of cash flow

Niche Payroll and Tax Reporting Service for the Construction
Industry

Serves the Tri-State area--New York, New Jersey and Connecticut

Provides customized union reporting and Certified Payrolls

Founded in 1969

Overview of

CONFIDENTIAL

12

Company Developments:  The Turnaround

Built New & Experienced Leadership Team

General Staffing and Healthcare Staffing Industry Experience

Public Company/Executive Management Experience

Sold PEO to Gevity in November 2003

PEO Was Low Margin, Capital Intensive Business

Provided Capital to Focus on Core Healthcare Staffing Business

Reduced Corporate Overhead Costs

Cut $3.5 million in Annualized Costs in FYE 2004

Streamlined $1.0m in Additional Annualized Rx & Corporate
Overhead in  3Q 2005

CONFIDENTIAL

13

Company Vision:  Reposition TeamStaff As A
Top Dozen ‘1-Stop Stop’ Healthcare Staffing
Provider To The Commercial & Govt. Sectors

Successful Equity Raise to Initiate Acquisitions

$4 Million “Pipe” Offering Completed November 2004

Made Two Acquisitions To Improve Company Scale &
Market Position to the Healthcare Providers

Bought  $14 Million Revenue Travel Nurse Company in November 2004

Bought $41 million Healthcare Provider to the Government

Provide Company with a Broader Product Offering for the Hospitals

Reduce cyclicality by entering Government segments with long term contracts

Achieving Competitive Differentiation

Built a regional relationship selling model in addition to the traditional telemarketers to call on key hospital decision makers

Provide vendor & facilities management capability to government & hospitals

CONFIDENTIAL

14

$14
$12
$10
$8
$6
$4
$2
$0
7.9
10.0
12.5
11.4
11.2
11.7
12.5
2000
2001
2002
2003
2004 (E)
2005 (P)
2006 (P)
Volume in Billions

Source: Staffing Industry Analysts, Inc. estimates and projections

Change vs. Prior Year          +27%        +25%        -8.8%         -2%         +5%        +7%

U.S. Healthcare Staffing Market

Industry Overview:  Past 30 months have
Been “Stormy,” but Analysts forecast Rebound
in 2nd Half of CY2005

CONFIDENTIAL

15

US Population Is Aging

US Population over 65 Is Expected to Increase by over 14% by 2010

Creates Substantial Increase in Demand for Healthcare Services

Projected Need for Nurses is Rising

Legislative Mandates

6 of 10 Fastest Growing Occupations Are in Healthcare

US Born Nurses Sitting for License Exams Down by 19,000 Since 1995

Average Age of Nurse is 41, Up from 36 in 1980

American Hospital Association (“AHA”) Estimates Currently 126,000
Open RN Positions

AHA Projects Shortage May Grow to 800,000 by 2020

Industry Overview:  Attractive Future
Dynamics

CONFIDENTIAL

16

Locum Tenens

(Physicians)

$1.1

Travel Nursing

$1.7

*Source: Staffing Industry Analysts, Inc. estimates and projections

Per Diem

  Nursing

$4.7

Allied Health/Pharmacy/Other

$3.7

Industry Overview:

TeamStaff Rx Participates in Three High-Margin Healthcare
Staffing Industry Segments of a $11.2 billion Industry*

CONFIDENTIAL

17

There Are Three Major Healthcare Staffing Industry
Trends, Repeating The 1990s Staffing History In the
Clerical, Light Industrial & Accounting Segments

Roll-up potential

TSTF could be purchased

Acquisitions necessary to

   broaden offering to a ‘full

   service provider’

Larger, quality providers

   will survive & benefit,

   while the smaller vendors

   will go away or sell

Acquisitions for additional
service offerings to create
One-Stop Shop

Acquisitions to build scale

Acquisitions to realize Top
5/10/20 industry size
objectives

Nursing providers adding
Allied/Pharmacy/Other

Travel providers adding
‘Per Diem’, and vice versa

Providers adding
Permanent Placement and
Vendor/Facilities
Management capabilities

41% of Healthcare
Organizations Plan to
Consolidate Vendors

Hospitals currently
narrowing to about 10
healthcare providers

Eventually hospitals will
narrow to 3-5 Providers

Timeframe over 2-4 years

Industry Consolidation

One-Stop

Shopping

Vendor Consolidation

CONFIDENTIAL

18

CONFIDENTIAL

Trailing Twelve Month Income Statement
Period Ended 6/30/05 (unaudited)

19

A reconciliation on non-GAAP measurements and further adjustment detail is available following page 22 of this presentation

Proforma

TeamStaff

RS Staffing

Total

Adjustments

Synergies

Combined

   ($ in Thousands)

   Total Revenues

40,716

$

43,453

$

84,169

$

84,169

$

Cost of Revenues

30,853

37,370

68,223

(435)

67,788

   Gross Profit

9,863

6,083

15,947

435

16,381

SG&A Exp, Total

12,620

5,125

17,745

(1,396)

(312)

16,037

Depreciation & Amort., Total

538

138

677

677

Other Operating Expense/(Income)

312

312

312

   Other Operating Exp., Total

13,158

5,576

18,734

(1,396)

(312)

17,026

   Operating Income/(Loss)

(3,295)

507

(2,787)

1,396

747

(645)

Interest Expense

86

157

244

327

571

Interest and Invest. Income

(247)

16

(230)

(230)

   Net Interest Expense

(161)

174

13

327

340

   Pretax Income (Loss)

(3,134)

334

(2,801)

1,069

747

(985)

Income Tax Expense (Benefit)

(1,127)

17

(1,111)

488

269

(354)

   Net Income/(Loss) from Cont. Ops.

(2,007)

$

317

$

(1,690)

$

581

$

478

$

(631)

$

EPS

(0.11)

$

(0.03)

$

EBITDA

(2,757)

$

646

$

(2,111)

$

32

$

CONFIDENTIAL

Balance Sheet

20

6/30/05

9/30/04

($ in Thausands)

(unaudited)

Assets

Current Assets:

   Cash and cash equivalents

1,994

$

3,060

$

   Restricted cash

-

1,800

   Accounts receivable

9,381

3,013

   Deferred tax asset

570

90

   Prepaid workers compensation

1,071

1,000

   Other current assets

998

1,267

Total current assets

14,014

10,230

Equipment and improvements, net

1,369

917

Deferred tax asset, net of current portion

17,902

16,723

Tradename

4,199

4,199

Goodwill

10,129

1,710

Prepaid workers compensation, net of current

2,600

3,341

Other assets

449

309

Total assets

50,662

$

37,429

$

Liabilities and shareholders' equity

Current liabilities:

   Current postion of LTD

172

$

112

$

   Notes payable

1,665

-

   Bank Line of Credit

4,240

-

   Accrued workers' compensation

2,050

1,626

   Accrued Payroll

1,948

782

   Accrued Pension Liability

389

588

   Accounts Payable

1,445

731

   Accrued Expenses & other liabilities

1,457

770

Total current liabilities

13,366

4,609

Long-term debt, net of current portion

1,757

24

Accrued Pension Liability

642

840

Liabilities from discontinued Operations

532

963

Total liabilities

16,297

6,436

Total shareholders' equity

34,365

30,993

Total liabilities and shareholders' equity

50,662

$

37,429

$

CONFIDENTIAL

Corporate Overhead

        ($ in Millions)

Employee Related

Other SG&A

3Q04

3Q05*

15%

$1.48

$1.26

*Excludes Workers’ Compensation Receivable Adjustment

21

Summary Of TeamStaff Opportunities

Long-Term Growth of Healthcare Staffing
Industry

Industry expected to Rebound in 2005-6

Both Acquisitions Bolster Healthcare Offering,
Scale and Reduce Cyclicality

Differentiator:  One-Stop Shopping for Public &
Private Sector Hospitals

Differentiator:  National Sales force focused on
Relationship Selling to Key Decision Makers

Experienced Staffing Industry Leadership Team

CONFIDENTIAL

22

TeamStaff
EBITDA reconciliation
TTM ended June 30, 2005
 ($ in thousands)


                                      TeamStaff     RS Staffing       Total         Proforma       Synergies      Combined
                                                                                    Adjustments

Operating Income (Loss)                 $ (3,295)        $ 507      $ (2,787)       $ 1,396          $ 747        $ (645)

Add:
   Depreciation                              538           138           677                                         677

EBITDA                                  $ (2,757)        $ 646      $ (2,111)                                       $ 32



TeamStaff
Analysis of Proforma Adjustments
 ($ in thousands)

Fees paid to family members                                                250
Personal auto expense                                                       25
Sellers bonuses                                                          1,121
   Total SG&A adjustment                                                 1,396

Interest expense on outstanding line and seller note                       484
Eliminate RS interest expense                                             (157)
   Net interest expense adjustment                                         327

Pretax income                                                            1,069

TeamStaff
Analysis of Synergies
 ($ in thousands)

Additional teaming partner gross profit
    estimated at 1% of revenue                           435
  Gross profit increase                                  435

Non recurring settlement expense                         187
Headcount reductions                                     125
   Total SG&A adjustment                                 312

  Pretax income                                          747